Supplement dated June 12, 2026, to the Prospectus dated May 1, 2013, for Individual Retirement Bonus Product
issued by Empower Annuity Insurance Company of America

COLI VUL-4 Series Account

This Supplement amends certain information in your variable universal life insurance policy (“Policy”) prospectus (the “Prospectuses”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

Important Notice Regarding the Reorganization of Putnam VT Sustainable Future Fund

Putnam Investment Management, LLC has recommended, and the Board of Trustees of each of Putnam VT Sustainable Future Fund (“VT Sustainable Future Fund”) and Putnam VT U.S. Research Fund (“VT U.S. Research Fund”) has approved, the reorganization of VT Sustainable Future Fund with and into VT U.S. Research Fund (the “Reorganization”), see table below.

Target Portfolio and Corresponding Share Class	Acquiring Portfolio and Corresponding Share Class
Putnam VT Sustainable Future Fund – Class IA	Putnam VT U.S. Research Fund – Class IA

Although completion of the Reorganization is subject to a number of conditions, shareholder approval of the Reorganization is not required. The Reorganization is currently expected to close on or about August 17, 2026 (the “Closing Date”), with the net asset value of the shares to be issued in the Reorganization expected to be determined on or about August 14, 2026. The Reorganization is expected to be a tax-free reorganization for federal income tax purposes.

Effective on or about June 26, 2026, VT Sustainable Future Fund will be closed to new accounts. Effective on or about August 10, 2026, VT Sustainable Future Fund will not accept any additional purchases.

On the Closing Date, after the close of business, your Account Value in the Sub-Account invested in the Target Portfolio at the time of the Reorganization will become invested in the Sub-Account that invests in the corresponding class of the Acquiring Portfolio, and the Target Portfolio will liquidate, cease operations, and will no longer be available for investment. Unless you instruct us otherwise, any allocation instruction you have on file that includes the Target Portfolio will be automatically updated with the Acquiring Portfolio after the Closing Date.

Your rights and obligations under the Policy and your Account Value will not change as a result of the Reorganization. The fees and charges under the Policy will not change and there are no tax consequences to you as a result of the Reorganization.

Transfer Rights. Under your Policy, you are permitted to transfer Account Value among the Sub-Accounts currently available under your Policy. The currently available Sub-Accounts for your Policy can be located online at www.protective.com/productprospectus by selecting your Policy then “Investment Options.”

You may transfer from the Target Portfolio Sub-Account to any other Sub-Account(s) from the date of this Supplement until the Closing Date without incurring a transfer fee or the transfer counting towards the number of free transfers permitted in any Policy Year. We will also not impose any transfer fee on any transfer from the Acquiring Portfolio Sub-Account within 60 days of the Closing Date or count the transfer for the purpose of determining how many free transfers may be permitted in any Policy Year.

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As of the Closing Date, this Supplement amends your Prospectus by removing all references to the Target Portfolio as an investment option under the Policy.

If you have any questions regarding this Supplement or if you wish to receive prospectuses for the Acquiring Portfolio, or other Funds available under your Policy, you may contact us by writing or calling Protective Life at P.O. Box 292 Birmingham, AL 35201-0292 or toll free at (800) 265-1545. Please keep this Supplement for future reference. You may also obtain the Acquiring Portfolio and other Fund prospectuses online at www.protective.com/productprospectus by selecting your Policy then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Closing Date.